Exhibit 10.2

FIRST AMENDMENT

DATED AS OF SEPTEMBER 28, 2009

TO THE

ISDA MASTER AGREEMENT

DATED AS OF SEPTEMBER 22, 2009

AMONG

SEMPRA ENERGY TRADING LLC,

MXENERGY ELECTRIC INC.

AND

THE SPECIFIED ENTITIES PARTY THERETO

FIRST AMENDMENT dated as of September 28, 2009 (this “First Amendment”) to the ISDA MASTER AGREEMENT, dated as of September 22, 2009 (as amended, supplemented or otherwise modified as of the date hereof, the “Electric Master ISDA Agreement”), among SEMPRA ENERGY TRADING LLC (“Party A”), MXENERGY ELECTRIC INC. (“Party B”) and the Specified Entities party thereto.

W I T N E S S E T H :

WHEREAS, Party A and Party B, among others, are parties to that certain ISDA Master Agreement dated as of September 22, 2009 and to the Schedule dated as of September 22, 2009 to the Electric Master ISDA Agreement (the “Electric Master ISDA Schedule”); and

WHEREAS, Party A and Party B wish to amend the Electric Master ISDA Schedule on the terms and conditions provided for herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION

SECTION 1.1  Definitions and Interpretation.

(a)                                  All capitalized terms used herein which are not otherwise specifically defined herein shall have the respective meaning as ascribed thereto in the Electric Master ISDA Agreement.

(b)                                 Unless otherwise expressly indicated, all references contained herein to Sections or other subdivisions, Schedules, Annexes or Exhibits refer to the corresponding Sections and other subdivisions, Schedules, Annexes or Exhibits of the Electric Master ISDA Agreement.

(c)                                  The sections and the headings in the sections in this First Amendment are for convenience only.  Said sections and headings shall not be deemed to be part of this First Amendment and in no way define, limit, extend or describe the scope or intent of its provisions.

ARTICLE II
AMENDMENTS

SECTION 2.1  Amendment to Part 12(a)(vi)(A).  Part 12(a)(vi)(A) of the Electric Master ISDA Schedule is hereby amended by deleting the semicolon and inserting in lieu thereof the following:

“provided that for the fiscal year ended June 30, 2009, Party B will furnish the financial statements referred to in the foregoing clauses (A)(1) and (A)(2) to Party A on or before October 13, 2009;”

SECTION 2.2  Amendments to Part 14(a).

(a)                                  The definition of “Adjusted Consolidated Tangible Net Worth” set forth in Part 14(a) of the Electric Master ISDA Schedule is hereby amended by renumbering the existing clause (vi) thereof as clause (vii) and inserting the following new clause (vi) immediately following the word “application” in clause (v):

“, (vi) non-cash charges associated with any deferred tax valuation allowances”

(b)                                 The definition of “Permitted Indebtedness” set forth in Part 14(a) of the Electric Master ISDA Schedule is hereby amended by deleting the word “and” appearing at the end of clause (xii) thereof, replacing the period at the end of clause (xiii) thereof with a semicolon and inserting the word “and” immediately thereafter, and inserting the following new clause (xiv) therein:

“(xiv) Indebtedness consisting of Subordinated Intercompany Promissory Notes.”

(c)                                  The following new defined term is added to Part 14(a), in proper alphabetical sequence:

““Subordinated Intercompany Promissory Notes” means, collectively, (i) that certain $6,000,000 Subordinated Promissory Note, dated as of September 22, 2009, by MX Energy in favor of MX Holdings, (ii) that certain $54,200,800 Subordinated Promissory Note, dated as of September 22, 2009, by MX Energy in favor of MX Holdings, and (iii) that certain $13,550,200 Subordinated Promissory Note, dated as of September 22, 2009, by Party B in favor of MX Holdings.”

ARTICLE III
MISCELLANEOUS

SECTION 3.1  Electric Master ISDA Agreement.  Except as amended by this First Amendment, the Electric Master ISDA Agreement shall remain in full force and effect in accordance with its terms.  This First Amendment shall be deemed to be part of the Electric Master ISDA Agreement.

SECTION 3.2  References to Electric Master ISDA Schedule.  Whenever in any certificate, letter, notice or other instrument reference is made to the Electric Master ISDA Schedule, such reference without more shall include reference to this First Amendment.

SECTION 3.3  Legal, Valid and Binding Obligation.  Each party hereto hereby represents and warrants that this First Amendment is a legal, valid and binding obligation of such party and is enforceable against such party in accordance with its terms.

SECTION 3.4  Confirmation and Reaffirmation of ISDA Documents.  Party B and each Specified Entity of Party B does hereby (a) consent and acknowledge and agree to the transactions described in this First Amendment and (b) after giving effect to this First Amendment, (i) ratify and confirm each ISDA Document to which it is a party and (ii) confirm and agree that each such ISDA Document is, and shall continue to be, in full force and effect; provided that each reference to the Electric Master ISDA Schedule therein and in each of the other ISDA Documents shall be deemed to be a reference to the Electric Master ISDA Schedule after giving effect to this First Amendment.

SECTION 3.5  Condition to Effectiveness.  This First Amendment shall become effective as of the date set forth above upon receipt by each of the parties hereto of counterparts of this First Amendment executed by each other party hereto.

SECTION 3.6  .No Other Amendments/Waivers.  Except as expressly amended herein, the Electric Master ISDA Schedule and the other ISDA Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.  In addition, except as expressly set forth herein, this First Amendment shall not be deemed a waiver of any term or condition of any ISDA Document and shall not be deemed to prejudice any right or rights which Party B may now have or may have in the future under or in connection with any ISDA Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

SECTION 3.7  Counterparts.  This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Any executed counterpart delivered by facsimile or electronic transmission shall be effective as an original for all purposes hereof.

SECTION 3.8  GOVERNING LAW.  THIS FIRST AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE, OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.  THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT IN ANY WAY APPLY TO, OR GOVERN, THIS FIRST AMENDMENT.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

SEMPRA ENERGY TRADING LLC

By:	/s/ Hugh Gleason
Name: HUGH J. GLEASON
Title: VP MARKETING

MXENERGY ELECTRIC INC.

By:	/s/ Chaitu Parikh
Name: CHAITU PARIKH
Title: CFO

Acknowledged and Agreed:

MXENERGY HOLDINGS INC.

By:	/s/ Chaitu Parikh
Name: CHAITU PARIKH
Title: VP & CFO

MXENERGY INC.

By:	/s/ Chaitu Parikh
Name: CHAITU PARIKH
Title: VP- FINANCE, CFO & ASST. TREASURER

MXENERGY (CANADA) LTD.

By:	/s/ Chaitu Parikh
Name: CHAITU PARIKH
Title: VP & TREASURER

ONLINECHOICE, INC.

By:	/s/ Chaitu Parikh
Name: CHAITU PARIKH
Title: CFO

MXENERGY GAS CAPITAL HOLDINGS CORP.

By:	/s/ Chaitu Parikh
Name: CHAITU PARIKH
Title: CFO

MXENERGY ELECTRIC CAPITAL HOLDINGS CORP.

By:	/s/ Chaitu Parikh
Name: CHAITU PARIKH
Title: CFO

MXENERGY GAS CAPITAL CORP.

By:	/s/ Chaitu Parikh
Name: CHAITU PARIKH
Title: CFO

MXENERGY ELECTRIC CAPITAL CORP.

By:	/s/ Chaitu Parikh
Name: CHAITU PARIKH
Title: CFO

MXENERGY CAPITAL HOLDINGS CORP.

By:	/s/ Chaitu Parikh
Name: CHAITU PARIKH
Title: CFO

INFOMETER.COM INC.

By:	/s/ Chaitu Parikh
Name: CHAITU PARIKH
Title: CFO